SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ XX ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[XX]     Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
         Sec. 240.14a-12


MARKETVEST FUNDS, INC.
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [XX]    No fee required.
 [       ] Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         1.    Title of each class of securities to which transaction applies:

         2.    Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5. Total fee paid:

 [  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  -------------------------------------------------------------

         3)       Filing Party:
                  -------------------------------------------------------------

         4)       Date Filed:
                  -------------------------------------------------------------








PRELIMINARY PROXY STATEMENT

MARKETVEST GROUP OF FUNDS

MARKETVEST EQUITY FUND
MARKETVEST SHORT-TERM BOND FUND
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
MARKETVEST INTERNATIONAL EQUITY FUND
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 30, 1997

         A Special Meeting of the shareholders of Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, three portfolios of Marketvest Funds, Inc. (the "Corporation"), and Marketvest International Equity Fund and Marketvest Pennsylvania Intermediate Municipal Bond Fund, two portfolios of Marketvest Funds (the "Trust") (the Corporation and Trust are sometimes referred to collectively herein as the "Company"), will be held at the Company's principal offices on the 19th Floor of Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, on June 30, 1997, at 10:00 a.m. (Eastern Daylight Savings Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to the Company:

         1. To consider a new Investment Advisory Agreement for each of the Corporation and the Trust (the "New Advisory Agreements"). The New Advisory Agreements are required because the pending merger (the "Merger") of Dauphin Deposit Corporation (the parent company of the Company's investment adviser) with and into First Maryland Bancorp ("FMB") will cause a legal termination of the existing Investment Advisory Agreement (the "Present Advisory Agreements") between each of the Corporation and the Trust and its investment adviser, Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"). FMB, a subsidiary of Allied Irish Banks, p.l.c. ("AIB"), will be the surviving corporation of the Merger. Consummation of the Merger will cause all existing subsidiaries of Dauphin Deposit Corporation to become subsidiaries of FMB. Upon consummation of the Merger and approval by shareholders of the Company of the New Advisory Agreements, Dauphin Deposit would continue to serve as the Company's investment adviser. The terms of, and advisory fees payable under, the New Advisory Agreements are identical to the terms of, and advisory fees payable under, the Present Advisory Agreements.

         2. Such other business as may properly come before the meeting or any adjournment thereof.

         The Board Members have fixed May 29, 1997, as the record date for determination of shareholders entitled to vote at the meeting.


                                               By Order of the Board Members

                                               Victor R. Siclari
                                               Secretary

June 9, 1997

-----------------------------------------------------------------------------
         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
         TO AVOID ADDITIONAL EXPENSE.

     You can help the Company avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.
-----------------------------------------------------------------------------

18



MARKETVEST GROUP OF FUNDS

MARKETVEST EQUITY FUND
MARKETVEST SHORT-TERM BOND FUND
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
MARKETVEST INTERNATIONAL EQUITY FUND
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779


PROXY STATEMENT


         The enclosed proxy is solicited on behalf of the Board of Directors (the "Directors") of Marketvest Funds, Inc. (the "Corporation") and the Board of Trustees (the "Trustees") (the Directors and the Trustees are hereafter collectively referred to as the "Board Members") of Marketvest Funds (the "Trust") (the Corporation and Trust are sometimes referred to collectively as the "Company"). The Corporation was incorporated under the laws of the state of Maryland on October 25, 1995. The Corporation consists of three portfolios: Marketvest Equity Fund, Marketvest Short-Term Bond Fund and Marketvest Intermediate U.S. Government Bond Fund. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1995. The Trust consists of two portfolios: Marketvest International Equity Fund and Marketvest Pennsylvania Intermediate Municipal Bond Fund. Each portfolio of the Corporation and Trust will be referred to individually as a "Fund" or collectively as the "Funds."

         The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Special Meeting of shareholders to be held on June 30, 1997, at 10:00 a.m. (Eastern Daylight Savings Time) (the "Special Meeting"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Company, Dauphin Deposit Bank and Trust Company (the Company's investment adviser) ("Dauphin Deposit"), Federated Shareholder Services Company (the Company's transfer agent), or Federated Administrative Services (the Company's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to the items on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposals. The cost of preparing and mailing the notice of meeting, proxy cards, this proxy statement and any additional proxy materials has been or will be borne by Dauphin Deposit and not by the Company.

         On May 29, 1997, the following Funds of the Corporation or Trust had outstanding the following number of shares of common stock or beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

         Corporation
         Marketvest Equity Fund                                Shares
         Marketvest Short-Term Bond Fund                       Shares
         Marketvest Intermediate U.S. Government Bond Fund     Shares

         Trust
         Marketvest International Equity Fund                  Shares
         Marketvest Pennsylvania Intermediate Municipal Bond Fund Shares

         Only shareholders of record at the close of business on May 29, 1997, will be entitled to notice of and vote at the Special Meeting. Shares may be represented in person or by proxy. The Board Members of the Company propose to mail this proxy statement, the enclosed notice of meeting and proxy card on or about June 9, 1997.

Quorum and Voting Requirements

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Shares of each Fund will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the New Advisory Agreement for each Fund, and each Fund's shareholders will vote separately on the approval of its respective New Advisory Agreement. The presence of a quorum for each Fund will be determined by the presence, in person or by proxy, of one half of its respective Shares. The approval by shareholders of each Fund of the New Advisory Agreement will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of: (A) 67 per centum or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such Fund are present or represented by proxy; or
(B) more than 50 per centum of the outstanding voting securities of such Fund.

         The combined Annual Report for the Funds for the period ended February 28, 1997 (other than the Marketvest International Equity Fund, which was not yet in existence) has been previously mailed to shareholders. If you have not received this Report, or would like to receive additional copies, free of charge, please write the Company at the address above or call the Company at 1-800-658-8378, and they will be sent by first-class mail within three business days.

APPROVAL OR DISAPPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

         Approval of "New Advisory Agreements" with Dauphin Deposit is being requested because of the pending merger of Dauphin Deposit's parent, Dauphin Deposit Corporation, with and into First Maryland Bancorp ("FMB"), a subsidiary of Allied Irish Bank, p.l.c. (the "Merger"). The terms of, and advisory fees payable under, the New Advisory Agreements are identical to the terms of, and advisory fees payable under, the "Present Advisory Agreements" with Dauphin Deposit. The effectiveness of each New Advisory Agreement is contingent upon the consummation of the Merger and approval of each Fund's shareholders.

         Here are some of the factors you should consider in determining whether to approve the New Advisory Agreements:

         Dauphin Deposit will continue to serve as the Funds' investment adviser (only it will do so as a subsidiary of FMB);

         The Board Members have been advised that the persons currently responsible for providing daily investment advice to the Funds will, assuming approval of the New Advisory Agreements, continue to do so subsequent to the Merger with no significant changes to their responsibilities to the Funds;

         There will be no change in the investment objectives or investment policies of the Funds, or in the duties of the investment adviser as a result of approval of the New Advisory Agreements;

         There will be no change in the fees payable by the Funds to Dauphin Deposit for advisory services as a result of approval of the New Advisory Agreements;

         The Board Members have unanimously approved the New Advisory Agreements and recommend Fund shareholder approval.

         Dauphin Deposit presently serves as the Funds' investment adviser. It is located at 213 Market Street, Harrisburg, Pennsylvania 17101. The Present Advisory Agreement with the Trust was last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Dauphin Deposit Corporation, or Dauphin Deposit (or their "affiliates," as defined in the 1940 Act) on September 22, 1995 (on behalf of Marketvest Pennsylvania Intermediate Municipal Bond
Fund) and December 17, 1996 (on behalf of Marketvest International Equity Fund ("MIEF")).

         The Present Advisory Agreement with the Corporation on behalf of the Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund was last approved by the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the 1940
Act) of the Corporation, Dauphin Deposit Corporation, Dauphin Deposit (or their "affiliates," as defined in the 1940 Act) on December 4, 1995.

         The Present Advisory Agreements are dated January 1, 1996 (except for the Present Advisory Agreement for MIEF, which is dated January 1, 1997) and were last submitted to a vote of security holders of all Funds (except MIEF) on February 22, 1996 (March 17, 1997 in the case of MIEF).

         AIB, FMB, and Dauphin Deposit Corporation have entered into an Agreement and Plan of Merger dated January 21, 1997 (the "Merger Agreement"). Because the Merger will effect a change in control of Dauphin Deposit, the Present Advisory Agreement between Dauphin Deposit and the Trust, and the Present Advisory Agreement between and Dauphin Deposit and the Corporation, will automatically terminate in accordance with the terms of each, as required by the 1940 Act. Thus, approval of the New Advisory Agreement by shareholders of each Fund is being sought in order to avoid any interruption in the provision of advisory services to each Fund.

         At a meeting held on March 6, 1997, the Directors of the Corporation and the Trustees of the Trust, (including a majority of the Directors who are not "interested persons" (as defined in the 1940
Act) of the Corporation, Dauphin Deposit Corporation, Dauphin Deposit, AIB or FMB (or their "affiliates," as defined in the 1940 Act) (the "Independent Directors") and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Dauphin Deposit Corporation, Dauphin Deposit, AIB or FMB (or their "affiliates", as defined in the 1940 Act) (the "Independent Trustees')) considered and approved the New Advisory Agreements with Dauphin Deposit pursuant to which Dauphin Deposit will continue to act as investment adviser to each Fund. The terms of, and the advisory fees payable under, the New Advisory Agreements are identical to those of the Present Advisory Agreements. The effective date of the New Advisory Agreements will be the later of (i) approval by shareholders of the New Advisory Agreements or (ii) the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or after July 1, 1997. Following the Merger, Dauphin Deposit will continue to be headquartered at 213 Market Street, Harrisburg, Pennsylvania 17101.

         Copies of the Present Advisory Agreement for the Trust and the Corporation appear as Exhibits A and B, respectively, and the descriptions of such agreements contained herein are qualified in their entirety by the provisions of such agreements as set forth in such exhibits.

         The terms of, and the advisory fees payable under, the New Advisory Agreements (which are identical to the Present Advisory Agreements) provide that Dauphin Deposit, subject to the supervision of the Board Members, will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in said Funds. Dauphin Deposit will determine from time to time what securities and other investments will be purchased, retained or sold by each of the Funds.

         For its services under the Present Advisory Agreements, Dauphin Deposit is entitled to receive a fee computed and paid daily at annual rates equal to a percentage of the relevant Fund's average net assets as follows: the Equity Fund -- 1.00%; the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund -- 0.75%; and the Marketvest International Equity Fund -- 0.65%. Such fees may be reduced or waived by Dauphin Deposit from time to time at its sole discretion.

         The Present Advisory Agreements and the New Advisory Agreements each provide that Dauphin Deposit may, from time to time and for such periods as it deems appropriate, further reduce its compensation by voluntarily reimbursing certain expenses of the Funds. During the fiscal year ended February 28, 1997, Dauphin Deposit earned investment advisory fees from the Funds in the following amounts:



Fund                                                                   Investment Advisory Fee Paid
Marketvest Equity Fund                                                 $4,011,688*
Marketvest Short-Term Bond Fund                                        $893,616*
Marketvest Intermediate U.S. Government Bond Fund                      $1,574,330*
Marketvest International Equity Fund                                   $0**
Marketvest Pennsylvania Intermediate Municipal Bond Fund               $1,540,764*



         Under a custodian agreement, Dauphin Deposit holds each Fund's portfolio securities and maintains all necessary records and documents relating to its duties. The fees paid to Dauphin Deposit for custody services are based upon the market value of Fund securities held in custody plus certain securities transaction charges. For the fiscal year ended February 28, 1997, the Funds paid the following fees to Dauphin Deposit for custody services: Marketvest Equity Fund -- $43, 715*; Marketvest Pennsylvania Intermediate Municipal Bond Fund -- $36,296*; Marketvest Short-Term Bond Fund -- $20,446*; Marketvest Intermediate U.S. Government Bond Fund -- $31,951*, and Marketvest International Equity Fund -- $0**. Whether or not the New Advisory Agreements are approved, it is anticipated that Dauphin Deposit would continue to perform these custodian duties and otherwise discharge its obligations under the custodian agreement.

         If approved by shareholders at this Special Meeting, the New Advisory Agreements will continue for two years from the effective date, unless earlier terminated, and may be renewed from year to year thereafter by the Board Members. The New Advisory Agreement may be terminated by the Trust or Corporation, as applicable, as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, or by Dauphin Deposit on one hundred-twenty days written notice to the Trust or the Corporation, as applicable. The New Advisory Agreements may not be assigned and shall terminate automatically in the event of their "assignment," as defined in the 1940 Act.

         Like the Present Advisory Agreements, the New Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the investment adviser shall not be liable to the Trust, the Corporation, or any of the Funds or to any shareholder for any losses that may be sustained in the purchase, holding or sale of any security.

         The Board Members of the Trust and the Corporation, including the Independent Directors and the Independent Trustees, have reviewed and unanimously approved the New Advisory Agreements in person at a meeting held on March 6, 1997, and have directed that they be submitted to the shareholders of the Funds for their approval.


---------------------
*For the period from April 1, 1996 (date of initial public investment) to February 28, 1997. **The Fund did not begin operations until April 1, 1997.

         If the New Advisory Agreements are approved by shareholders of each Fund and the Merger is thereafter consummated, the New Advisory Agreements will be executed and become effective on the later of (i) the date of such approval or (ii) the Closing Date. In the event the Merger is not consummated, the Present Advisory Agreements will continue in accordance with their terms. In the event the Merger is consummated and the New Advisory Agreements are not approved by Fund shareholders, the Board of Members will consider what further actions should be taken.

Proposed Merger

         The Merger Agreement provides for the merger of Dauphin
Deposit Corporation, the parent company of the Funds' present investment adviser, with and into FMB, with FMB surviving as a subsidiary of AIB.

         Consummation of the Merger is subject to the satisfaction of certain conditions set forth in the Merger Agreement, including the receipt of all necessary regulatory approvals. Approval of the Merger by the shareholders of Dauphin Deposit Corporation was obtained on May 20, 1997. Approval of the Merger by the shareholders of AIB was obtained on . Shareholders of the Trust and the Corporation are not being asked to vote on the Merger. Pursuant to its terms, the Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreement. Completion of the Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties currently anticipate will be on or after July 1, 1997. However, consummation of the Merger could be delayed as a result of delays in obtaining the necessary governmental regulatory and/or other approvals.

Recommendations of Board Members and Other Information

         The Board Members recommend that the shareholders of each Fund vote FOR the proposed New Advisory Agreements. In making this recommendation, the Board Members have considered information relating to Dauphin Deposit's status following the completion of the Merger, including its capabilities and expertise in serving as investment adviser to the Trust and the Corporation and have reviewed the terms of the New Advisory Agreements.

         Pursuant to the New Advisory Agreements, Dauphin Deposit will continue to determine, subject to the supervision of the Board Members and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. As is presently the case, Dauphin Deposit will continue to generally seek competitive spreads or commissions on behalf of each of the Funds, the Trust or the Corporation, but may not necessarily pay the lowest spread or commission available on each transaction. Allocation of transactions to various dealers will continue to be determined by Dauphin Deposit in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration will continue to be prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Dauphin Deposit may receive orders for transactions by the Trust or the Corporation. Information so received will be in addition to and not in lieu of services required to be performed by Dauphin Deposit and will not reduce the advisory fees payable to Dauphin Deposit by the Trust or the Corporation. Such information may be useful to Dauphin Deposit in serving both the Trust, the Corporation, and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dauphin Deposit in carrying out its obligations to the Trust and the Corporation. To the extent consistent with applicable provisions of the 1940 Act, Rule 17e-1, and other rules and exemptions adopted by the Securities and Exchange Commission under the 1940 Act, the Board Members have determined that orders for transactions in securities or options on behalf of the Funds may be placed by Dauphin Deposit with broker/dealers affiliated with Dauphin Deposit, including Hopper Soliday & Co., Inc. ("Hopper Soliday"). Following consummation of the Merger such orders may also be placed with broker/dealers affiliated with AIB or FMB. The Funds may use Hopper Soliday or another affiliated broker in a portfolio transaction when Dauphin Deposit believes that the affiliated broker's charge for the transaction does not exceed usual and customary levels and is likely to result in price and execution at least as favorable as those of other qualified unaffiliated broker/dealers. Hopper Soliday may receive a portion of the sales load paid by investors on shares of the Funds purchased through Hopper Soliday.
(See also "Affiliated Brokerage Transactions" herein.)

         In connection with their recommendations to shareholders to vote for the New Advisory Agreements, the Board Members were advised by AIB and FMB that the persons currently responsible for providing daily investment advice to the Trust and the Corporation will remain employees of Dauphin Deposit following consummation of the Merger, and no significant changes will be made in their responsibilities to the Funds. Dauphin Deposit has advised the Board Members that it is unable currently to predict whether changes will be recommended and/or implemented by AIB or FMB at some future date which would materially impact the Trust's or the Corporation's operations. Nevertheless, the Board Members, including all of the Independent Directors and all of the Independent Trustees, have recommended that the New Advisory Agreements be approved by the shareholders of the Trust and the Corporation.

         With regard to the New Advisory Agreements, the 1940 Act provides that, in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees/Directors of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions, or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from an person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. In accordance with the safeguards imposed by the 1940 Act, at least 75% of the members of the Board of Trustees of the Trust and at least 75% of the Members of the Board of Directors of the Corporation currently are not comprised of interested persons of Dauphin Deposit Corporation, Dauphin Deposit, AIB or FMB. Further, for at least three years after the Merger, the Board Members must continue to meet this composition percentage in order for Dauphin Deposit, as a subsidiary of FMB, to continue to serve as investment adviser to the Funds. Finally, the Board Members have received written assurances from Dauphin Deposit and FMB Trust, a national trust company and a subsidiary of the First National Bank of Maryland (which is a subsidiary of FMB), that no "unfair burden" will be imposed on the Trust or the Corporation as a result of the proposed transaction.

THE BOARD MEMBERS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
APPROVE THE NEW ADVISORY AGREEMENTS.

---------------

INFORMATION ABOUT DAUPHIN DEPOSIT CORPORATION AND DAUPHIN DEPOSIT BANK AND TRUST COMPANY

Dauphin Deposit Corporation

         Dauphin Deposit Corporation is a bank holding company incorporated under the laws of the Commonwealth of Pennsylvania in 1974 and is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("BHCA"). At December 31, 1996, Dauphin had consolidated total assets of $5.9 billion, total deposits of $4.0 billion and total shareholders' equity of $570 million. Dauphin Deposit Corporation's wholly-owned banking subsidiary is Dauphin Deposit, which includes the Bank of Pennsylvania, Valleybank and Farmers Bank divisions, through which Dauphin Deposit Corporation provides banking services. Dauphin Deposit is engaged in commercial and retail banking and trust business, including the taking of time and regular savings and demand deposits, the making of commercial and consumer loans and mortgage loans, the provision of credit cards, safe deposit services and the performance of personal, corporate and pension trust services. Auxiliary services such as cash management are provided to commercial customers. Dauphin Deposit is a Pennsylvania chartered bank and trust company and a member of the Federal Reserve System.

         In addition to its banking subsidiary, Dauphin Deposit Corporation owns several non-bank subsidiaries, including Hopper Soliday, Eastern Mortgage Services, Inc. ("EMS") and Dauphin Life Insurance Company ("Dauphin Life"). Hopper Soliday, a registered broker-dealer, engages in municipal finance, institutional sales, financial advisory and other general securities business permitted for bank holding companies and their non-bank subsidiaries. EMS, a full service mortgage banking company, originates, services and sells first and second residential mortgage loans. Dauphin Life reinsures credit life, health an accident insurance directly related to extensions of credit by Dauphin Deposit.

         The principal executive offices of Dauphin Deposit
Corporation are located at 213 Market Street, Harrisburg, Pennsylvania 17101-2132, and its telephone number is (717) 255-2121.

Dauphin Deposit Bank and Trust Company

         As noted, Dauphin Deposit is a wholly-owned subsidiary of Dauphin Deposit Corporation, a bank holding company. Pursuant to an investment advisory contract with the Trust and the Corporation, investment decisions for the Funds are made by Dauphin Deposit, subject to supervision by the Board Members. Dauphin Deposit continually conducts investment research and supervision for the Funds including underlying fund analysis, selection, and ongoing monitoring, and is responsible for the direct purchase or sale of portfolio instruments, for which it receives an annual advisory fee from the assets of the Fund.
         Dauphin Deposit, and its divisions, Bank of Pennsylvania, Valleybank, and Farmers Bank, provide banking services through over 100 branch offices located in a nine county area in south central Pennsylvania with regional headquarters in Harrisburg, Hanover, and Reading, Pennsylvania. Among the services offered to clients are commercial and consumer lending, time and regular savings and demand deposits, cash management, credit cards, and personal, corporate, and pension trust services. Mortgage lending is provided through its affiliate, Eastern Mortgage Services, Inc. As of December 31, 1996, Dauphin Deposit had assets in excess of $5 billion.
         Dauphin Deposit's Trust and Financial Services Group provides individuals, businesses, and municipalities with investment, custodial, and trust services. As of December 31, 1996, the Trust and Financial Services Group had in excess of $2 billion under active management.

              The principal executive offices of Dauphin Deposit are located at 213 Market Street, Harrisburg, Pennsylvania 17101-2132, and its telephone number is (717) 255-2121.

              The principal executive officers and directors of Dauphin Deposit (prior to the Merger) are set forth in the following tables. Unless otherwise noted, the position listed under other substantial business, profession, vocation, or employment is with Dauphin Deposit.

                  Other Substantial
         Position with     Business, Profession,
Name     the Adviser       Vocation or Employment

Christopher R. Jennings    Chairman of the  Chairman of the Board
         Board, CEO, and   and CEO, Dauphin
         Director Deposit Corporation

Paul B. Shannon   President, Chief Credit
         Policy Officer, and
         Director

Dennis L. Dinger  Senior Executive Vice
         President, Chief Fiscal
         and Administrative Officer
         and Assistant Treasurer

Richard B. Brokenshire     Executive Vice President
         and COO

Rick A. Gold      Executive Vice President,
         Manager-Trust and Financial
         Services

Lawrence J. LaMaina, Jr.   President-Southern        Vice Chairman, Dauphin
         Division, Executive        Deposit Corporation
         Vice President-DDB,
         and Director

Stewart P. McEntee         Executive Vice President
         and Chief Marketing
         Officer

Leon S. Myers     Executive Vice President

Donald. H. Ross   Executive Vice President
         and Deputy Director of
         Community Banking

Robert A. Rupel   President-Eastern Division
         and Executive Vice
         President-DDB

Kenneth H. Sallade         Executive Vice President and
         Chief Investment Officer

Michael D. Zarcone         President-Central Division
         and Executive Vice
         President-DDB

George W. King    Executive Vice President,
         Corporate Counsel, and
         Secretary

                  Other Substantial
         Position with     Business, Profession,
Name     the Adviser       Vocation or Employment

Claire D. Flemming         Senior Vice President and
         Corporate Secretary

Joseph T. Lysczek, Jr.     Senior Vice President and
         Treasurer

Jackie Rothchild  Senior Vice President and
         Deputy Director of Comunity
         Banking

James J. Trupp, Jr.        Senior Vice President and
         General Auditor

J. Edward Beck, Jr.        Director President, Bitreck
                  Corp.

John R. Buchart   Director Retired Chairman of the
                  Board, H.G. Rotz Associates, Inc.

James O. Green    Director Retired Chairman of the
                  Board, Green's Dairy,
                  Inc.

Alfred G. Hemmerich        Director Retired President,
                  Green Hills Management Company

Lee H. Javitch    Director Private Investor,
                  Former Chairman of the
                  Board, Giant Food
                  Stores, Inc.

Richard E. Jordan, II      Director Chairman of the Board,
                  L.B. Smith, Inc.

William T. Kirchhoff       Director Executive Vice President, Cleveland
                  Brothers Equipment Company, Inc.

Andrew Maier, II  Director President, Maier's
                  Bakery

Robert F. Nation  Director President, Penn Harris
                  Company

Elmer E. Naugle   Director Retired Fiscal Officer, Shippensburg University

                  Other Substantial
         Position with     Business, Profession,
Name     the Adviser       Vocation or Employment

Walter F. Raab    Director Chairman of the
                  Executive Committee of
                  the Board of Directors,
                  AMP Incorporated

Paul C. Raub      Director Chairman of the Board,
                  York Corrugating Co.

Henry W. Rhoads, Esq.      Director Rhoads & Sinon, Attorneys

Jean D. Seibert   Director Partner, Wion, Zulli &
                  Seibert, Attorneys

L. Andrew Zausner, Esq.    Director Partner, Dickstein
                  Shapiro Morin &
                  Oshinsky LLP


         To the best of Dauphin Deposit's knowledge, the following tables set forth the principal executive officers and directors of Dauphin Deposit after consummation of the Merger. Unless otherwise noted, the position listed under other substantial business, profession, vocation, or employment is with Dauphin Deposit.


                  Other Substantial
         Position with     Business, Profession,
Name     the Adviser       Vocation or Employment



INFORMATION ABOUT AIB AND FMB

         AIB is an Irish banking corporation whose securities are traded on the Irish Stock Exchange, London Stock Exchange, and the New York Stock Exchange. AIB is a registered bank holding company under the BHCA, and, based upon total assets at December 31, 1996, is the largest banking corporation organized under the laws of Ireland. At December 31, 1996, AIB and its subsidiaries had total assets of approximately $43.9 billion. AIB and its subsidiaries provide a full range of banking, financial and related services principally in Ireland, the United States and United Kingdom.

         AIB, in Ireland and Northern Ireland, provides branch banking services to customers through its distribution network of over 400 branches and offices, in excess of 500 automatic teller machines, and 24-hour telephone access service. In Ireland, branch banking services are provided to all customer segments, including individuals, small and medium sized commercial customers, farmers and large corporations. Through its network of branches, which operates as AIB Bank in Ireland and as First Trust Bank in Northern Ireland, AIB provides a variety of savings and deposit accounts, loan and overdrafts, home loans and endowment mortgages, home improvement loans, Visa credit cards, a revolving credit facility in association with Master-Card, and a full range of foreign exchange facilities.

         In Great Britain, AIB provides a full range of core banking services to personal and business customers. Services include a full range of current account, overdraft and loan facilities, mortgages, personal lending, deposit and investment services, all on competitive terms with the other banks in the United Kingdom. AIB supports small and medium sized companies offering specialized services in defined sectors such as healthcare, professional practices, retail, construction/property and leisure. Services provided include foreign and trade services with a particular focus on trade with Ireland, Great Britain's fifth largest trading partner. AIB's corporate banking units support the branch network in its larger transactions, service a client base of medium-sized United Kingdom corporate businesses, and has specialized skills in several industries including housing, universities and local government.

         A full banking, trust service and fund management service is offered in Jersey (Channel Islands) through a wholly-owned subsidiary, AIB (CI) Limited, and in the Isle of Man through a wholly-owned subsidiary, AIB Bank (Isle of Man) Limited.

         AIB also holds a 45.7% interest in Wielkopolski Bank Kredytowy S.A. ("WBK"), a leading commercial and regional bank based in Poznan in western Poland. On April 10, 1997, AIB announced its intention to bid for the remaining outstanding shares of WBK. While AIB's bid is expected to be below the current market price, the European Bank for Reconstruction and Development must tender its remaining 14.5% holding in WBK pursuant to the terms of an option agreement entered into with AIB in 1995.

         The Capital Markets division provides AIB's Treasury,
International, Investment and Corporate Banking services through three main business units.

         Treasury & International manages AIB's liquidity and funding requirements as well as its interest and exchange rate exposures on a global basis. In addition, Treasury is responsible for proprietary trading activities and for providing a wide range of treasury and risk management services to AIB's corporate, commercial and retail customers. International banking activities include import and export financial services.

         Investment Banking provides a comprehensive range of investment banking services including discretionary investment management, corporate finance, brokerage, international cross-border finance and custodial trustee and fund administration services.

         Corporate Banking provides a fully integrated, relationship-based banking service to top-tier companies, both domestic and international, finance institutions and Irish commercial state companies.

         In addition to its main base at Dublin's International
Service Centre, the Capital Markets division has a representative office in Frankfurt and branches in London, New York and Singapore.

         AIB Group holds an 86.1% interest in AIB Asset Management Holdings Limited, the holding company for AIB's investment and unit trust management operations which include John Govett Group, AIB Investment Managers Limited and AIB Fund Management Limited. The combined operation makes AIB Ireland's largest fund manager with IR(pound)13.9 billion (Irish pounds) of funds under management.

         As part of its operations, AIB regularly evaluates the potential acquisition of, and holds discussions with, various financial institutions and other businesses, including businesses located outside the United States. As a general rule, AIB publicly announces acquisitions when a definitive agreement has been reached.

         The principal executive offices of AIB are located at Bankcentre, Ballsbrigde, Dublin 4, Ireland, and its telephone number is (011) 353-1-660-0311.

First Maryland Bancorp

         FMB, a Maryland corporation incorporated in 1973, is registered as a bank holding company under the BHCA and is a subsidiary of AIB. AIB owns 100% of the outstanding common stock of FMB and controls approximately 99% of the outstanding voting power of FMB. At December 31, 1996, FMB had consolidated total assets of $10.8 billion, total deposits of $7.5 billion and total shareholders' equity of $1.2 billion.

         AIB acquired an initial 43% interest in FMB pursuant to the terms of an agreement with FMB dated March 7, 1983. Between 1983 and 1987, and in accordance with the terms of the agreement, AIB increased its interest in FMB such that, as of December 31, 1988, AIB's interest in FMB amounted to 49.7%. In March 1989, AIB completed the acquisition of all the remaining common stock of FMB.

         FMB's principal subsidiaries are The First National Bank of Maryland, First Omni Bank N.A. and The York Bank and Trust Company. Through its subsidiaries, FMB provides comprehensive corporate, commercial, correspondent and retail banking services, personal and corporate trust services and related financial products and services to individuals, businesses, governmental units and financial institutions primarily in Maryland and the adjacent areas, including south central Pennsylvania and the District of Columbia. At December 31, 1996, FMB operated 195 branch banking centers, 278 automatic teller machines and employed approximately 4,824 people.

         On December 31, 1991, FMB acquired The York Bank and Trust Company, a state-chartered commercial bank in York, Pennsylvania. During 1996, FMB completed the acquisition of 1st Washington Bancorp, Inc., a savings and loan holding company headquartered in Herndon, Virginia, with 17 offices in the District of Columbia and surrounding portions of northern Virginia and Maryland. The acquisition was completed on July 15, 1996 and the operations were merged into and now operate as part of The First National Bank of Maryland.

         The principal executive offices of FMB are located at 25
South Charles Street, Baltimore, Maryland 21201, and its telephone number is (410) 347-6000.

AFFILIATED BROKERAGE TRANSACTIONS
         Hopper Soliday and Co., Inc. is headquartered in Lancaster, Pennsylvania, and is a wholly-owned subsidiary of Dauphin Deposit Corporation. Hopper Soliday's services generally include municipal finance, investment banking, securities underwriting, market making, institutional sales, retail brokerage, and other general securities businesses permitted for bank holding companies and their non-bank subsidiaries. Hopper Soliday is a registered broker/dealer and an affiliate of Dauphin Deposit. As such, Dauphin Deposit is permitted under certain limited circumstances to use Hopper Soliday as a broker to execute portfolio transactions on behalf of the Funds. Investors may also purchase Shares of the Funds through Hopper Soliday. Subsequent to the Merger, Dauphin Deposit may continue to use Hopper Soliday as a broker to execute portfolio transactions on behalf of the Funds, and investors may continue to purchase Shares of the Funds through Hopper Soliday. During the fiscal year ended February 28, 1997, Hopper Soliday received $3,590 in commissions on brokerage transactions from the Funds. These brokerage commissions were paid by the Marketvest Equity Fund and represent 2.3% of the aggregate brokerage commissions paid by that fund, and 3.2% of the aggregate dollar amount of transactions involving the payment of brokerage commissions.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         Neither the Trust nor the Corporation is required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Company, at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, so that they are received within a reasonable time before any such meeting.

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

         If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposals. All such adjournments will require a majority vote of the Shares of the Corporation and a plurality vote of the Shares of the Trust present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such adjournment, will vote those proxies required to be voted against the proposal, against any such adjournment, and will abstain from voting those proxies which are required to abstain from voting on such proposal.

         The following list indicates the beneficial ownership of the only shareholders who, to the best knowledge of the Company, are the beneficial owner of more than 5% of the outstanding Shares of the noted Fund as of the record date of May 29, 1997.

Marketvest Equity Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust
Company, Harrisburg, Pennsylvania, owned approximately _________
Shares (_____%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately _________ Shares (_____%).

Marketvest Short-Term Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust
Company, Harrisburg, Pennsylvania, owned approximately _________
Shares (_____%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately _________ Shares (_____%).

Marketvest Intermediate U.S. Government Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust
Company, Harrisburg, Pennsylvania, owned approximately _________
Shares (_____%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately _________ Shares (_____%).

Marketvest International Equity Fund

_________ owned approximately _________ Shares (_____%).

Marketvest Pennsylvania Intermediate Municipal Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust
Company, Harrisburg, Pennsylvania, owned approximately _________
Shares (_____%).

         As of May 29, 1997, officers and Board Members as a group owned less than 1% of a Fund's outstanding Shares.

INFORMATION ABOUT THE COMPANY'S SERVICE PROVIDERS

         The Company's administrator is Federated Administrative Services ("FAS"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Edgewood Services, Inc. ("Edgewood"), Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897, is the principal distributor for shares of the Funds. Federated Services Company is the Company's fund accountant and Federated Shareholder Services Company is the Company's transfer agent. FAS, Edgewood, Federated Services Company and Federated Shareholder Services Company are subsidiaries of Federated Investors. The following persons are officers of the Company and may be deemed to have an interest in the above service providers by virtue of their status as employees and/or executive officers of Federated Investors or its subsidiaries:

                  Name    Position with Company
Edward C. Gonzales        Chairman, President, Treasurer, and Director/Trustee
Jeffrey W. Sterling       Vice President and Assistant Treasurer
Victor R. Siclari         Secretary
C. Todd Gibson            Assistant Secretary
Timothy S. Johnson        Assistant Secretary

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                               y Order of the Board Members


                                               Victor R. Siclari
                                               Secretary

June 9, 1997

                                                   A-13
EXHIBIT A TO THE PROXY STATEMENT


MARKETVEST FUNDS

INVESTMENT ADVISORY CONTRACT


This Contract is made this January 1, 1996, between Dauphin Deposit Bank and Trust Company, a state-chartered bank and trust company having its principal place of business in Harrisburg, Pennsylvania (the "Adviser"), and Marketvest Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Adviser is engaged in the business off rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the supervision of the Trustees of the Trust, Adviser shall provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Adviser will determine from time-to-time what securities and other assets will be purchased, retained or sold by the Funds and will place the daily orders for the purchase or sale of securities. Adviser will provide services rendered by it under this Contract in accordance with each Fund's objectives, policies, and restrictions as stated in the prospectus and resolutions of the Board of Trustees.

2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; provided, however, that, notwithstanding any provision of this Contract, the Contract may be terminated at any time with respect to a Fund, without payment of any penalty, by the Adviser, on one hundred twenty (120) days' written notice to the Trust. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

9. The Trust shall deliver to the Adviser, from time-to-time as available, copies of the Trust's Form N-8A, N-1A, prospectus, statement of additional information, Board resolutions approving this Contract, Declaration of Trust, and By-Laws, and all amendments and supplements thereto.

10. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations (including subadvisers approved by the Board of Trustees and shareholders in accordance with the provisions of the Act) at its own cost and expense as it shall determine in order to assist it in carrying out this Contract. In addition, the Adviser is authorized, subject to prior approval of the Board of Trustees, to take into account the sale of shares of the Funds in allocating purchase and sale orders for portfolio securities to brokers and dealers (including brokers and dealers that are affiliated with the adviser, any subadviser or the Funds' distributor) in compliance with applicable law. In no instance, however, will a portfolio security be purchased from or sold to the Adviser, any subadviser or the Funds' distributor or affiliated person thereof except to the extent permitted by the Federal or state securities laws.

11. Adviser will place orders for purchase and sale of portfolio securities with issuers or broker-dealers and will attempt to obtain best price or most favorable execution with respect to such orders. In placing such orders, Adviser will consider the experience, skill, financial responsibility and administrative efficiency of the broker-dealer involved, and may select a broker-dealer on a basis other than the lowest commission rate if deemed appropriate by the Adviser.

12. The Trust recognizes that the Adviser may serve in an investment advisory capacity with respect to entities in addition to the Fund, and the Trust hereby agrees that nothing in the Contract shall be deemed to preclude the Adviser from serving in such capacity.

13. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

14. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

15. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

16. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

17. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

18. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

EXHIBIT A
to the
Investment Advisory Contract

Marketvest Pennsylvania Intermediate Municipal Bond Fund

         The following provisions are hereby incorporated and made part of the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds and Dauphin Deposit Bank and Trust Company.

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .75 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         In consideration of the mutual covenants set forth in the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds and Dauphin Deposit Bank and Trust Company, Marketvest Funds executes and delivers this Exhibit on behalf of the Fund, and with respect to the shares thereof, set forth above.

         Witness the due execution hereof this 1st day of January, 1996.



Attest:                          Dauphin Deposit Bank and Trust Company


/s/ George W. King                   By:/s/ Rick A. Gold
Secretary         Executive Vice President


Attest:  Marketvest Funds


/s/ S. Elliott Cohan                By:/s/ Jeffrey W. Sterling
Assistant Secretary        Vice President

EXHIBIT B
to the
Investment Advisory Contract

Marketvest International Equity Fund

         The following provisions are hereby incorporated and made part of the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds and Dauphin Deposit Bank and Trust Company.

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .65 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .65 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         In consideration of the mutual covenants set forth in the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds and Dauphin Deposit Bank and Trust Company, Marketvest Funds executes and delivers this Exhibit on behalf of the Fund, and with respect to the shares thereof, set forth above.

         Witness the due execution hereof this 1st day of January, 1997.



Attest:                            Dauphin Deposit Bank and Trust Company


/s/ Bernard V. Kelly, Jr.           By:     /s/ Rick A. Gold
Assistant Secretary                 Executive Vice President


Attest:  Marketvest Funds


/s/ Victor R. Siclari               By:     /s/ Jeffrey W. Sterling
Secretary                  Vice President

      EXHIBIT B TO THE PROXY STATEMENT


MARKETVEST FUNDS, INC.

INVESTMENT ADVISORY CONTRACT


         This Contract is made this January 1, 1996, between Dauphin Deposit Bank and Trust Company, a state-chartered bank and trust company having its principal place of business in Harrisburg, Pennsylvania (the "Adviser"), and Marketvest Funds, Inc., a Maryland corporation having its principal place of business in Pittsburgh, Pennsylvania (the "Corporation").

         WHEREAS the Corporation is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Corporation hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Corporation which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the supervision of the Directors of the Corporation, Adviser shall provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Adviser will determine from time-to-time what securities and other assets will be purchased, retained or sold by the Funds and will place the daily orders for the purchase or sale of securities. Adviser will provide services rendered by it under this Contract in accordance with each Fund's objectives, policies, and restrictions as stated in the prospectus and resolutions of the Board of Directors.

         2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Articles of Incorporation and By-Laws of the Corporation and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Corporation expenses, including, without limitation, the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Corporation, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Corporation and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Corporation to indemnify its officers and Directors and agents with respect thereto.

         4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

         5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

         7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; provided, however, that, notwithstanding any provision of this Contract, the Contract may be terminated at any time with respect to a Fund, without payment of any penalty, by the Adviser, on one hundred twenty (120) days' written notice to the Corporation. If a Fund is added after the first approval by the Directors as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Directors and thereafter for successive periods of one year, subject to approval as described above.

         8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Directors of the Corporation or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

         9. The Corporation shall deliver to the Adviser, from time-to-time as available, copies of the Corporation's Form N-8A, N-1A, prospectus, statement of additional information, Board resolutions approving this Contract, Articles of Incorporation, and By-Laws, and all amendments and supplements thereto.

         10. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations (including subadvisers approved by the Board of Directors and shareholders in accordance with the provisions of the Act) at its own cost and expense as it shall determine in order to assist it in carrying out this Contract. In addition, the Adviser is authorized, subject to prior approval of the Board of Directors, to take into account the sale of shares of the Funds in allocating purchase and sale orders for portfolio securities to brokers and dealers (including brokers and dealers that are affiliated with the adviser, any subadviser or the Funds' distributor) in compliance with applicable law. In no instance, however, will a portfolio security be purchased from or sold to the Adviser, any subadviser or the Funds' distributor or affiliated person thereof except to the extent permitted by the Federal or state securities laws.

         11. Adviser will place orders for purchase and sale of portfolio securities with issuers or broker-dealers and will attempt to obtain best price or most favorable execution with respect to such orders. In placing such orders, Adviser will consider the experience, skill, financial responsibility and administrative efficiency of the broker-dealer involved, and may select a broker-dealer on a basis other than the lowest commission rate if deemed appropriate by the Adviser.

         12. The Corporation recognizes that the Adviser may serve in an investment advisory capacity with respect to entities in addition to the Fund, and the Corporation hereby agrees that nothing in the Contract shall be deemed to preclude the Adviser from serving in such capacity.

         13. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Corporation or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         14. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party to this Contract (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         15. The Adviser acknowledges that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Corporation (or any Fund). The Corporation agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Corporation.

         16. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         17. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

EXHIBIT A
to the
Investment Advisory Contract

Marketvest Equity Fund


         The following provisions are hereby incorporated and made part of the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company.

         For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
1.00 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         In consideration of the mutual covenants set forth in the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company, Marketvest Funds, Inc. executes and delivers this Exhibit on behalf of the Fund, and with respect to the shares thereof, set forth above.

         Witness the due execution hereof this 1st day of January, 1996.



Attest:                              Dauphin Deposit Bank and Trust Company


/s/ George W. King                   By:/s/ Rick A. Gold
Secretary         Executive Vice President


Attest:  Marketvest Funds, Inc.


/s/ S. Elliott Cohan                By:/s/ Jeffrey W. Sterling
Assistant Secretary        Vice President

EXHIBIT B
to the
Investment Advisory Contract

Marketvest Intermediate U.S. Government Bond Fund

         The following provisions are hereby incorporated and made part of the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company.

         For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .75 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         In consideration of the mutual covenants set forth in the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company, Marketvest Funds, Inc. executes and delivers this Exhibit on behalf of the Fund, and with respect to the shares thereof, set forth above.

         Witness the due execution hereof this 1st day of January, 1996.

Attest:                             Dauphin Deposit Bank and Trust Company


/s/ George W. King                   By:  /s/ Rick A. Gold
Secretary         Executive Vice President


Attest:  Marketvest Funds, Inc.


/s/ S. Elliott Cohan                By:  /s/ Jeffrey W. Sterling
Assistant Secretary        Vice President

EXHIBIT C
to the
Investment Advisory Contract

Marketvest Short-Term Bond Fund

         The following provisions are hereby incorporated and made part of the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company.

         For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of
 .75 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         In consideration of the mutual covenants set forth in the Investment Advisory Contract dated January 1, 1996 between Marketvest Funds, Inc. and Dauphin Deposit Bank and Trust Company, Marketvest Funds, Inc. executes and delivers this Exhibit on behalf of the Fund, and with respect to the shares thereof, set forth above.

         Witness the due execution hereof this 1st day of January, 1996.

Attest:                              Dauphin Deposit Bank and Trust Company


/s/ George W. King                   By:  Rick A. Gold
Secretary         Executive Vice President


Attest:  Marketvest Funds, Inc.


/s/ S. Elliott Cohan                By:/s/ Jeffrey W. Sterling
Assistant Secretary        Vice President







[LOGO]
         [Account Number]
MARKETVEST SHORT-TERM BOND FUND

Proxy for Special Meeting of Shareholders - June 30, 1997


         The undersigned hereby appoints Victor R. Siclari, Patricia
F. Conner, Stephen R. Newcamp, Leanne C. O'Brien and Jody L. Petras as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Short-Term Bond Fund (the "Fund"), a portfolio of Marketvest Funds, Inc. (the "Corporation"), to be held at the Corporation's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 30, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
             KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST SHORT-TERM BOND FUND

Vote on Proposals

Approval of New Investment Advisory Agreement
(1) Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between the Corporation and Dauphin Deposit Bank and Trust Company
 ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Corporation and Dauphin Deposit, subject to and effective upon the consummation of the acquisition of Dauphin Deposit
Corporation by First Maryland Bancorp.      FOR      AGAINST  ABSTAIN
         ---           ---       ---

(2)  Transaction of such other business as  FOR      AGAINST  ABSTAIN
may properly come before the meeting or     ___           ___       ___
any adjournment thereof.


x_________________________________  _______  x________________________  _______
Signature (PLEASE SIGN WITHIN BOX)  Date      Signature (Joint Owners)  Date

[LOGO]
         [Account Number]
MARKETVEST EQUITY FUND

Proxy for Special Meeting of Shareholders - June 30, 1997


         The undersigned hereby appoints Victor R. Siclari, Patricia
F. Conner, Stephen R. Newcamp, Leanne C. O'Brien and Jody L. Petras as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Equity Fund (the "Fund"), a portfolio of Marketvest Funds, Inc. (the "Corporation"), to be held at the Corporation's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 30, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST EQUITY FUND

Vote on Proposals

Approval of New Investment Advisory Agreement
(1) Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between the Corporation and Dauphin Deposit Bank and Trust Company
 ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Corporation and Dauphin Deposit, subject to and effective upon the consummation of the acquisition of Dauphin Deposit
Corporation by First Maryland Bancorp.      FOR      AGAINST  ABSTAIN
         ---           ---       ---

(2)  Transaction of such other business as  FOR      AGAINST  ABSTAIN
may properly come before the meeting or     ___           ___       ___
any adjournment thereof.


x_________________________________  _______ x________________________  _______
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)  Date

[LOGO]
         [Account Number]
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

Proxy for Special Meeting of Shareholders - June 30, 1997


         The undersigned hereby appoints Victor R. Siclari, Patricia
F. Conner, Stephen R. Newcamp, Leanne C. O'Brien and Jody L. Petras as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Intermediate U.S. Government Bond Fund (the "Fund"), a portfolio of Marketvest Funds, Inc. (the "Corporation"), to be held at the Corporation's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 30, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
             KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

Vote on Proposals

Approval of New Investment Advisory Agreement
(1) Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between the Corporation and Dauphin Deposit Bank and Trust Company
 ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Corporation and Dauphin Deposit, subject to and effective upon the consummation of the acquisition of Dauphin Deposit
Corporation by First Maryland Bancorp.      FOR      AGAINST  ABSTAIN
         ---           ---       ---

(2)  Transaction of such other business as  FOR      AGAINST  ABSTAIN
may properly come before the meeting or     ___           ___       ___
any adjournment thereof.


x_________________________________  _______ x________________________  _______
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)  Date


[LOGO]
         [Account Number]
MARKETVEST INTERNATIONAL EQUITY FUND

Proxy for Special Meeting of Shareholders - June 30, 1997


         The undersigned hereby appoints Victor R. Siclari, Patricia
F. Conner, Stephen R. Newcamp, Leanne C. O'Brien and Jody L. Petras as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest International Equity Fund (the "Fund"), a portfolio of Marketvest Funds (the "Trust"), to be held at the Trust's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 30, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST INTERNATIONAL EQUITY FUND FUND

Vote on Proposals

Approval of New Investment Advisory Agreement (1) Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between the Trust and Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Trust and Dauphin Deposit, subject to and effective upon the consummation of the acquisition of Dauphin Deposit
Corporation by First Maryland Bancorp.      FOR      AGAINST  ABSTAIN
         ---           ---       ---

(2)  Transaction of such other business as  FOR      AGAINST  ABSTAIN
may properly come before the meeting or     ___           ___       ___
any adjournment thereof.


x_________________________________  _______ x________________________  _______
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)  Date

[LOGO]
         [Account Number]
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Proxy for Special Meeting of Shareholders - June 30, 1997


         The undersigned hereby appoints Victor R. Siclari, Patricia
F. Conner, Stephen R. Newcamp, Leanne C. O'Brien and Jody L. Petras as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), a portfolio of Marketvest Funds (the "Trust"), to be held at the Trust's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 30, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Vote on Proposals

Approval of New Investment Advisory Agreement (1) Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between the Trust and Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Trust and Dauphin Deposit, subject to and effective upon the consummation of the acquisition of Dauphin Deposit
Corporation by First Maryland Bancorp.      FOR      AGAINST  ABSTAIN
         ---           ---       ---

(2)  Transaction of such other business as  FOR      AGAINST  ABSTAIN
may properly come before the meeting or     ___           ___       ___
any adjournment thereof.


x_________________________________  _______  x________________________  _______
Signature (PLEASE SIGN WITHIN BOX)  Date      Signature (Joint Owners)  Date